1. CERTIFICATION PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY
                     ACT OF 2002
               (18 U.S.C. SECTION 1350)

		In connection with the report of
                Gold Dynamics Corp.. (the
                "Company"), on Form 10-Q for the
                quarter ending April 30th, 2010, as
                filed with the Securities and
                Exchange Commission (the "Report"),
                I, Tie Ming Li, Chief Executive
                Officer of the Company, certify,
                pursuant to Sect 906 of the
                Sarbanes-Oxley Act of 2002 (18
                U.S.C. Sect 1350), that to my
                knowledge:

		(1) The Report fully complies with
                the requirements of section 13(a) or
                15(d) of the Securities Exchange Act
                of 1934; and

		(2) The information contained in the
                Report fairly presents, in all
                material respects, the financial
                condition and result of operations
                of the Company.

		/S/ TIE MING LI
                Tie Ming Li,
                Chief Executive Officer
                Dated: June 8 ,2010